August 25, 1996

VIA FACSIMILE MAIL

Valley Point Partners    The Balcor Company       Daniel J. Perlman, Esq.
Limited Partnership      2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company   Suite A200               Suite 2100
2355 Waukegan Road       Bannockburn, IL  60015   525 W. Monroe Street
Suite A200               Attn.:  Al Lieberman     Chicago, IL  60661
Bannockburn, IL  60015
Attn.:  Ilona Adams

     Re:  Agreement of Sale, dated as of the 2nd day of August, 1996
          (the "Agreement") between Valley Point Partners Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Canyon Pointe Apartments, San Antonio, Texas
          (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests an extension of the Approval Period, as such term is defined in Section 16(A) of the Agreement from September 5, 1996 until 5:00 p.m. CDT on September 19, 1996. Purchaser further requests that the Closing Date, as such term is defined in Section 8 of the Agreement, be changed from September 19, 1996 to September 26, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                              a Maryland Real Estate Investment Trust,
                              its general partner

                         By:   /s/ Shelley L. Dunck
                              ------------------------------------
                                   Shelley L. Dunck
                                   Vice President


Approved and Accepted this   day of August, 1996

VALLEY POINT PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

By:  Valley Point Partners, Inc.,
     an Illinois corporation

     By:   /s/ Jerry M. Ogle
          -----------------------------------
     Name:     Jerry M. Ogle
          -----------------------------------
     Title:    Vice President and Secretary
          -----------------------------------
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